Updating Summary Prospectus
Dated: May 1, 2021
Milestone VUL-G
Issued By: Symetra Life Insurance Company

The prospectus for the Milestone VUL-G contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about Milestone VUL-G online at www.symetra.com/regulatoryreports. You can also obtain this information at no cost by calling 1-800-796-3872 or by sending an email request to regulatoryreports@symetra.com.

Additional general information about certain investment products, including variable life insurance policies has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Milestone VUL-G Prospectus and Statement of Additional Information dated May 1, 2021, as supplemented, are incorporated herein by reference.

UPDATED INFORMATION ABOUT YOUR POLICY
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the May 1, 2020 Prospectus. This may not reflect all of the changes that have occurred since you entered into your Milestone VUL-G Policy.

KEY INFORMATION

Important information you should consider about the Policy.

FEES AND EXPENSES
Charges for Early Withdrawals
We will deduct a surrender charge if You surrender Your Policy during the first fifteen (15) Policy Years. The surrender charge is assessed per $1,000 of Initial Specified Amount. The maximum surrender charge is $58.49 per $1,000 of Initial Specified Amount. For example, if You surrender your Policy during the first 15 Policy Years, You could pay a surrender charge of up to $5,849.00 on a $100,000 Initial Specified Amount.

Upon each withdrawal, We may charge a $25 Withdrawal Processing Fee. This charge is currently waived.
For more information, see SURRENDER CHARGE.
Transaction Charges
In addition to surrender charges, You may also be charged for other transactions.
•A Premium Charge of 10% will apply to each Premium made to Your Policy.
•A Transfer Processing Fee of $25 may apply upon each transfer in excess of 24 transfers in a Policy Year. This charge is currently waived.

For more information, see CHARGES AND FEES.

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FEES AND EXPENSES
Ongoing Fees and Expenses (Annual Charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. These fees and expenses are set based on characteristics of the insured such as Attained Age, Issue Age, Risk Class of the Insured, and if permitted by state law, sex. You should view the Policy specifications page of Your Policy for rates applicable to Your Policy.

You will also bear expenses associated with the Funds made available under the Policy. For the fiscal year ended December 31, 2020, the minimum and maximum total operating expenses were as follows:
For more information, see CHARGES AND FEES.
	Annual Fee	Minimum Maximum
	Fund Fees and Expenses	0.13% 0.17%

RISKS
Risk of Loss	You may lose money by investing in the Policy.	For more information, see PRINCIPAL RISKS OF INVESTING IN THE POLICY.
Not a Short-Term Investment
The Policy is not suitable as a short-term savings vehicle and, therefore, may not be the right kind of policy if You plan to withdraw money or surrender the Policy for short term needs. You may pay substantial charges if You surrender Your Policy.

For more information, see PRINCIPAL RISKS OF INVESTING IN THE POLICY.
Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance of the Funds and can vary depending on the performance of the Funds available under the Policy. Each Fund and the Fixed Account has its own unique risk. You should review these investment options before making an investment decision.

For more information, see PRINCIPAL RISKS OF INVESTING IN THE POLICY.
Insurance Company Risks
Investment in the Policy is subject to the risks related to Symetra Life. Any obligations, including obligations related to the Symetra Fixed Account, guarantees and benefits provided for under the Policy are subject to Our financial strength and claims paying ability. More information about Us, including Our financial strength ratings, is available upon request by calling 1-800-796-3872, or visiting Us at www.symetra.com/regulatoryreports

For more information, see PRINCIPAL RISKS OF INVESTING IN THE POLICY.

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RISKS
Policy Lapse
The Policy will terminate without value ("Lapse") if the Net Surrender Value is not sufficient to cover the Monthly Deduction. This could happen due to poor Subaccount investment performance, withdrawals, and unpaid loans and loan interest. The death benefit will not be paid if a Policy Lapses.

Decreases in premium payments, not paying planned premium according to the illustrated schedule, decreasing the Specified Amount, and taking loans or withdrawals will reduce the Lapse Protection Value, in some cases by substantially more than the amount of the loan or the withdrawal, which may significantly shorten the length of the guarantee provided under this benefit.

We will reinstate a Lapsed Policy only if our requirements for reinstatement are satisfied, including as to continued insurability of the Insured Person, and you will incur costs in connection with any reinstatement.
For more information, see POLICY LAPSE AND REINSTATEMENT.

RESTRICTIONS
Investments
You may allocate amounts under the Policy to one or more of the Subaccounts and to the Fixed Account.

While the Lapse Protection Benefit Rider is in effect, You must allocate all of Your Net Premium Payments and transfers of Policy Value to the Subaccounts. Any allocation of new Premium or Policy Value to the Fixed Account after the Cancellation Period which is not related to an accelerated Death Benefit will terminate the Lapse Protection Benefit Rider.

We reserve the right to add, combine, restrict, or remove any Subaccount as an investment option under Your Policy. We further reserve the right to restrict or remove the Symetra Fixed Account as an investment option available under the Policy.

For more information, see APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY.
Optional Benefits
Accelerated Death Benefit for Chronic Illness Rider
This Rider may not be exercised if you have exercised the Accelerated Death Benefit for Terminal Illness Rider. We may modify or stop offering this Rider at any time.

Accelerated Death Benefit for Chronic Illness Plus Rider
This Rider may not be exercised if you have exercised the Accelerated Death Benefit for Terminal Illness Rider. We may modify or stop offering this Rider at any time.

Accelerated Death Benefit for Terminal Illness Rider
This Rider may not be exercised if you have exercised the Accelerated Death Benefit for Chronic Illness Plus Rider. We may modify or stop offering this Rider at any time.

For more information, see OTHER BENEFITS AVAILABLE UNDER THE POLICY.

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TAXES
Tax Implications
You should consult a competent tax professional before purchasing the Policy to determine the tax implications of an investment in the Policy.
Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
For more information, see TAXES.

CONFLICTS OF INTEREST
Investment Professional Compensation	Investment professionals who solicit sales of the policies receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the investment professional. We pay commissions as a percentage of premiums invested in the Policy.

	An investment professional may receive different compensation for selling different investment products and may have a financial incentive to offer or recommend the Policy over another investment product.	For more information, see DISTRIBUTION.
Exchanges
An investment professional may have a financial incentive to offer You a new policy in the place of a policy You already own.

You should not exchange this Policy for a new one unless You determine, after comparing the features fees and risks of both policies, that the exchange is preferable for You.

For more information, see DISTRIBUTION.

EDGAR Contract Identifier: C000174423

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APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.symetra.com/regulatoryreports. You can also request this information at no cost by calling Us at 1-800-796-3872 or by sending an email request to regulatoryreports@symetra.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that Your Policy charges. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

TYPE	FUND NAME AND ADVISOR	CURRENT EXPENSES (As of 12/31/2020)	AVERAGE ANNUAL TOTAL RETURN (As of 12/31/2020)
			1 Year	5 Year	10 Year
U.S. Equity	Vanguard VIF - Equity Index Portfolio The Vanguard Group, Inc.	0.14%	18.20%	15.05%	13.72%
U.S. Equity	Vanguard VIF - Mid-Cap Index Portfolio The Vanguard Group, Inc.	0.17%	18.07%	13.14%	12.26%
U.S. Equity	Vanguard VIF - Total Stock Market Index Portfolio The Vanguard Group, Inc.	0.13%	20.55%	15.23%	13.60%

We do not guarantee that each Fund will always be available for investment through the Policy.

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